Exhibit 99.1
FOR IMMEDIATE RELEASE

MaxLinear, Inc. Announces Fourth Quarter 2019 Financial Results
Carlsbad, Calif. – February 5, 2020 – MaxLinear, Inc. (NYSE: MXL), a leading provider of RF, analog and mixed-signal integrated circuits for the connected home, and industrial and multi-market applications, today announced financial results for the fourth quarter ended December 31, 2019.

Fourth Quarter Financial Highlights
GAAP basis:

•	Net revenue was $70.0 million, down 12% sequentially, and down 20% year-on-year.

•	GAAP gross margin was 52.3%, compared to 52.4% in the prior quarter, and 52.4% in the year-ago quarter.

•
GAAP operating expenses were $44.6 million in the fourth quarter 2019, or 64% of net revenue, compared to $45.2 million in the prior quarter, or 57% of net revenue, and $56.6 million in the year-ago quarter, or 65% of net revenue.

•	GAAP loss from operations was 11% of revenue, compared to loss from operations of 4% in the prior quarter, and loss from operations of 12% in the year-ago quarter.

•	Net cash flow provided by operating activities was $28.1 million, compared to $21.8 million in the prior quarter, and $24.2 million in the year-ago quarter.

•	GAAP diluted loss per share was $0.11, compared to diluted loss per share of $0.07 in the prior quarter, and diluted earnings per share of $0.00 in the year-ago quarter.
Non-GAAP basis:

•	Non-GAAP gross margin was 64.6%. This compares to 63.1% in the prior quarter, and 62.7% in the year-ago quarter.

•	Non-GAAP operating expenses were $30.0 million, or 43% of revenue, compared to $30.8 million or 38% of revenue in the prior quarter, and $36.7 million or 42% of revenue in the year-ago quarter.

•	Non-GAAP income from operations was 22% of revenue, compared to 25% in the prior quarter, and 21% in the year-ago quarter.

•	Non-GAAP diluted earnings per share was $0.16, compared to diluted earnings per share of $0.23 in the prior quarter, and diluted earnings per share of $0.20 in the year-ago quarter.

Management Commentary

“In the fourth quarter, revenue results were in line with our guidance, gross margin was strong, and operating expenses declined on continued discipline. We delivered strong cash flow from operations in the quarter at approximately $28 million. As we enter 2020, we are excited about our new product launches coming to fruition with our new 5G wireless radio, and fiber-optic datacenter high-speed interconnect products expanding into new large, high-growth infrastructure markets. We also secured a new design-win at a major customer for our 5G Wireless radio transceiver, in addition to the tier-1 European OEM design-win in the previous quarter,” commented Kishore Seendripu, Ph.D., Chairman and CEO.

First Quarter 2020 Business Outlook
The company expects revenue in the first quarter 2020 to be approximately $65 million to $70 million. The Company also estimates the following:

•	GAAP gross margin of approximately 53.5% to 54.0%;

•	Non-GAAP gross margin of approximately 63.5% to 64.0%;

•	GAAP operating expenses of approximately $46.5 million to $47.5 million; and

•	Non-GAAP operating expenses of approximately $32.0 million to $32.5 million.

Webcast and Conference Call
MaxLinear will host its fourth quarter financial results conference call today, February 5, 2020 at 1:30 p.m. Pacific Time (4:30 p.m. Eastern Time). To access this call, dial US toll free: 1-877-407-3109 / International: 1-201-493-6798. A live webcast of the conference call will be accessible from the investor relations section of the MaxLinear website at https://investors.maxlinear.com, and will be archived and available after the call at https://investors.maxlinear.com until February 19, 2020. A replay of the conference call will also be available until February 19, 2020 by dialing US toll free: 1-877-660-6853 / International: 1-201-612-7415 and Conference ID#: 13697877.

Cautionary Note Concerning Forward-Looking Statements
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, among others, statements concerning our future financial performance (including specifically our current guidance for first quarter 2020 revenue, gross margins, and operating expenses) and statements concerning expectations of potential developments in our target markets, including management’s views with respect to the prospects for and trends in our connected home and 5G wireless and fiber-optic high-speed interconnect infrastructure markets. These forward-looking statements involve known and unknown risks, uncertainties, and other factors that may cause actual results to be materially different from any future results expressed or implied by the forward-looking statements. Forward-looking statements are based on management’s current, preliminary expectations and are subject to various risks and uncertainties. Risks and uncertainties affecting our business and future operating results include, without limitation, intense competition in our industry; our dependence on a limited number of customers for a substantial portion of our revenues; uncertainties concerning how end user markets for our products will develop, including in particular new markets we are entering such as the 5G wireless and fiber-optic data center high-speed interconnect infrastructure markets but also existing markets such as connected home; uncertainties concerning the outcome of global trade negotiations, export control limitations, and heightened geopolitical risks generally; uncertainties arising from the impact of novel coronavirus on the market; potential uncertainties arising from continued consolidation among cable television and satellite operators in our target markets and continued consolidation among competitors within the semiconductor industry generally; our ability to develop and introduce new and enhanced products on a timely basis and achieve market acceptance of those products, particularly as we seek to expand outside of our historic markets; potential decreases in average selling prices for our products; our reliance on a limited number of third party manufacturers; risks relating to intellectual property protection and the prevalence of intellectual property litigation in our industry; the impact on our financial condition of the indebtedness arising from the Exar transaction; and our lack of long-term supply contracts and dependence on limited sources of supply.
In addition to these risks and uncertainties, investors should review the risks and uncertainties contained in our filings with the Securities and Exchange Commission (SEC), including our Quarterly Report on Form 10-Q for the quarter ended September 30, 2019, and our Current Reports on Form 8-K, as well as the information to be set forth under the caption “Risk Factors” in MaxLinear’s Annual Report on Form 10-K for the year ended December 31, 2019, which we expect to file shortly. All forward-looking statements are based on the estimates, projections and assumptions of management as of February 5, 2020, and MaxLinear is under no obligation (and expressly disclaims any such obligation) to update or revise any forward-looking statements whether as a result of new information, future events, or otherwise.
Use of Non-GAAP Financial Measures
To supplement our unaudited consolidated financial statements presented on a basis consistent with GAAP, we disclose certain non-GAAP financial measures, including non-GAAP gross margin, operating expenses, operating expenses as a percentage of revenue, income from operations as percentage of revenue, and diluted earnings per share. These supplemental measures exclude the effects of (i) stock-based compensation expense; (ii) accruals related to our performance based bonus plan for 2019, which we currently intend to settle in shares of our common stock; (iii) accruals related to our performance based bonus plan for 2018 which we settled in shares of common stock in 2019; (iv) amortization of purchased intangible assets; (v) depreciation of fixed assets step-up; (vi) professional fees and settlement costs related to our previously disclosed IP and commercial litigation matters; (vii) severance and other restructuring charges; (viii) non-cash income tax benefits and expenses and effects of the 2017 Tax Cuts and Jobs Act, or Tax Act, as applicable; and (ix) non-recurring gain on reversal of liability. These non-GAAP measures are not in accordance with and do not serve as an alternative for GAAP. We believe that these non-GAAP measures have limitations in that they do not reflect all of the amounts associated with our GAAP results of operations. These non-GAAP measures should only be viewed in conjunction with corresponding GAAP measures. We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of our performance.
We believe that non-GAAP financial measures can provide useful information to both management and investors by excluding certain non-cash and other one-time expenses that are not indicative of our core operating results. Among other uses, our management uses non-GAAP measures to compare our performance relative to forecasts and strategic plans and to benchmark our performance externally against competitors. In addition, management’s incentive compensation will be determined in part using these non-GAAP measures because we believe non-GAAP measures better reflect our core operating performance.
The following are explanations of each type of adjustment that we incorporate into non-GAAP financial measures:
Stock-based compensation expense relates to equity incentive awards granted to our employees, directors, and consultants. Our equity incentive plans are important components of our employee incentive compensation arrangements and are reflected as expenses in our GAAP results. Stock-based compensation expense has been and will continue to be a significant recurring expense for MaxLinear. While we include the dilutive impact of equity awards in weighted average shares outstanding, the expense associated with stock-based awards reflects a non-cash charge that we exclude from non-GAAP net income.
Bonuses under our executive and non-executive bonus programs have been excluded from our non-GAAP net income for all periods reported. Bonus payments for the 2018 performance periods were settled through the issuance of shares of common stock under our equity incentive plans in February 2019. We currently expect that bonus awards under our fiscal 2019 program will be settled in common stock in the first quarter of fiscal 2020.
Expenses incurred (gains recognized) in relation to acquisitions include amortization of purchased intangible assets, depreciation of step-up of property and equipment to fair value, and non-recurring gain on reversal of liability for an assumed indemnification obligation.
Restructuring charges incurred are related to our restructuring plans which eliminate redundancies and primarily include severance and restructuring costs related to exiting certain facilities.
Expenses incurred in relation to our intellectual property and commercial litigation include professional fees incurred.
Income tax benefits and expense adjustments are those that do not affect cash income taxes payable. Effects of the Tax Act were excluded from non-GAAP effective tax rate, as applicable.
Reconciliations of non-GAAP measures for the historic periods disclosed in this press release appear below. Because of the inherent uncertainty associated with our ability to project future charges, particularly related to stock-based compensation and its related tax effects as well as potential impairments, we have not provided a reconciliation for non-GAAP guidance provided for the first quarter 2020.
About MaxLinear, Inc.

MaxLinear, Inc. (NYSE:MXL) is a leading provider of radio frequency (RF), analog and mixed-signal integrated circuits for the connected home, wired and wireless infrastructure, and industrial and multi-market applications. MaxLinear is headquartered in Carlsbad, California. For more information, please visit www.maxlinear.com.
MXL is MaxLinear’s registered trademark. Other trademarks appearing herein are the property of their respective owners.
MaxLinear, Inc. Investor Relations Contact:
Steven Litchfield
Tel: 949-333-0080
slitchfield@maxlinear.com

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018
Net revenue	$70,018	$80,020	$87,627
Cost of net revenue	33,394	38,116	41,727
Gross profit	36,624	41,904	45,900
Operating expenses:
Research and development	23,467	23,174	29,667
Selling, general and administrative	20,924	21,920	25,208
Restructuring charges	159	144	1,737
Total operating expenses	44,550	45,238	56,612
Loss from operations	(7,926)	(3,334)	(10,712)
Interest income	222	214	24
Interest expense	(2,587)	(2,718)	(3,194)
Other income (expense), net	(498)	1,098	229
Total interest and other income (expense), net	(2,863)	(1,406)	(2,941)
Loss before income taxes	(10,789)	(4,740)	(13,653)
Income tax benefit	(2,685)	(26)	(13,964)
Net income (loss)	$(8,104)	$(4,714)	$311
Net income (loss) per share:
Basic	$(0.11)	$(0.07)	$—
Diluted	$(0.11)	$(0.07)	$—
Shares used to compute net income (loss) per share:
Basic	71,746	71,366	69,186
Diluted	71,746	71,366	71,267

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Twelve Months Ended
	December 31, 2019	December 31, 2018
Net revenue	$317,180	$384,997
Cost of net revenue	149,495	176,223
Gross profit	167,685	208,774
Operating expenses:
Research and development	98,344	120,046
Selling, general and administrative	88,762	101,789
Impairment losses	—	2,198
Restructuring charges	2,636	3,838
Total operating expenses	189,742	227,871
Loss from operations	(22,057)	(19,097)
Interest income	775	78
Interest expense	(11,133)	(14,255)
Other income (expense), net	(69)	422
Total interest and other income (expense), net	(10,427)	(13,755)
Loss before income taxes	(32,484)	(32,852)
Income tax benefit	(12,586)	(6,653)
Net loss	$(19,898)	$(26,199)
Net loss per share:
Basic	$(0.28)	$(0.38)
Diluted	$(0.28)	$(0.38)
Shares used to compute net loss per share:
Basic	71,005	68,490
Diluted	71,005	68,490

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018
Operating Activities
Net income (loss)	$(8,104)	$(4,714)	$311
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Amortization and depreciation	16,473	16,419	19,125
Amortization of debt issuance costs and accretion of discount on debt and leases	404	380	287
Stock-based compensation	7,747	8,359	7,999
Deferred income taxes	(3,238)	(1,379)	(8,827)
Loss on disposal of property and equipment	—	—	430
Impairment of leasehold improvements	—	—	35
Impairment of leased right-of-use assets	7,058	—	—
Gain on extinguishment of lease liabilities	(7,557)	—	—
(Gain) loss on foreign currency	430	(183)	(268)
Excess tax benefits on stock-based awards	(192)	(61)	(820)
Changes in operating assets and liabilities:
Accounts receivable	5,930	280	(867)
Inventory	6,224	5,108	19
Prepaid expenses and other assets	2,889	960	(2,857)
Leased right-of-use assets	109	1,309	—
Accounts payable, accrued expenses and other current liabilities	2,692	(6,313)	5,410
Accrued compensation	607	730	2,387
Accrued price protection liability	(1,097)	2,291	2,036
Lease liabilities	(1,655)	(2,183)	—
Other long-term liabilities	(613)	749	(227)
Net cash provided by operating activities	28,107	21,752	24,173
Investing Activities
Purchases of property and equipment	(2,989)	(1,219)	(1,412)
Purchases of intangible assets	—	(86)	—
Net cash used in investing activities	(2,989)	(1,305)	(1,412)
Financing Activities
Repayment of debt	—	(20,000)	(15,000)
Net proceeds from issuance of common stock	2,382	288	2,732
Minimum tax withholding paid on behalf of employees for restricted stock units	(820)	(1,339)	(2,606)
Net cash provided by (used in) financing activities	1,562	(21,051)	(14,874)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(87)	90	(1,939)
Increase (decrease) in cash, cash equivalents and restricted cash	26,593	(514)	5,948
Cash, cash equivalents and restricted cash at beginning of period	66,524	67,038	68,243
Cash, cash equivalents and restricted cash at end of period	$93,117	$66,524	$74,191

MAXLINEAR, INC.
UNAUDITED GAAP CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Twelve Months Ended
	December 31, 2019	December 31, 2018
Operating Activities
Net loss	$(19,898)	$(26,199)
Adjustments to reconcile net loss to cash provided by operating activities:
Amortization and depreciation	66,401	79,027
Impairment losses	—	2,198
Amortization of debt issuance costs and accretion of discount on debt and leases	1,577	1,148
Stock-based compensation	32,060	31,721
Deferred income taxes	(15,693)	(12,144)
Loss on disposal of property and equipment	46	430
Impairment of leasehold improvements	1,442	735
Impairment of long-lived assets	9,240	—
Gain on extinguishment of lease liabilities	(10,437)	—
(Gain) loss on foreign currency	760	(809)
Excess tax benefits on stock-based awards	(4,064)	(2,028)
Changes in operating assets and liabilities:
Accounts receivable	9,090	6,595
Inventory	10,195	11,696
Prepaid expenses and other assets	3,805	1,071
Leased right-of-use assets	3,044	—
Accounts payable, accrued expenses and other current liabilities	1,261	5,923
Accrued compensation	2,021	8,961
Deferred revenue and deferred profit	—	(138)
Accrued price protection liability	(3,966)	(5,117)
Lease liabilities	(8,142)	—
Other long-term liabilities	(394)	(381)
Net cash provided by operating activities	78,348	102,689
Investing Activities
Purchases of property and equipment	(6,887)	(7,825)
Purchases of intangible assets	(86)	—
Net cash used in investing activities	(6,973)	(7,825)
Financing Activities
Repayment of debt	(50,000)	(93,000)
Net proceeds from issuance of common stock	8,603	6,839
Minimum tax withholding paid on behalf of employees for restricted stock units	(11,986)	(7,623)
Net cash used in financing activities	(53,383)	(93,784)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	934	(1,301)
Increase (decrease) in cash, cash equivalents and restricted cash	18,926	(221)
Cash, cash equivalents and restricted cash at beginning of period	74,191	74,412
Cash, cash equivalents and restricted cash at end of period	$93,117	$74,191

MAXLINEAR, INC.
UNAUDITED GAAP CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	December 31, 2019	September 30, 2019	December 31, 2018 (1)
Assets
Current assets:
Cash and cash equivalents	$92,708	$66,115	$73,142
Short-term restricted cash	349	345	645
Accounts receivable, net	50,411	56,339	59,491
Inventory	31,510	37,642	41,738
Prepaid expenses and other current assets	6,792	4,679	10,357
Total current assets	181,770	165,120	185,373
Long-term restricted cash	60	64	404
Property and equipment, net	16,613	15,204	18,404
Leased right-of-use assets	10,978	18,719	—
Intangible assets, net	187,971	202,217	244,900
Goodwill	238,330	238,330	238,330
Deferred tax assets	67,284	64,046	51,518
Other long-term assets	2,785	3,065	4,664
Total assets	$705,791	$706,765	$743,593

Liabilities and stockholders’ equity
Current liabilities	$66,562	$63,119	$75,329
Long-term lease liabilities	9,335	14,995	4,097
Long-term debt	206,909	206,622	255,757
Other long-term liabilities	8,065	8,678	8,474
Stockholders’ equity	414,920	413,351	399,936
Total liabilities and stockholders’ equity	$705,791	$706,765	$743,593
_____________
(1) Certain balances have been reclassified to conform to current period presentation.

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Three Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018
GAAP gross profit	$36,624	$41,904	$45,900
Stock-based compensation	149	151	132
Performance based equity	(21)	—	56
Amortization of purchased intangible assets	8,513	8,477	8,875
Non-GAAP gross profit	45,265	50,532	54,963

GAAP R&D expenses	23,467	23,174	29,667
Stock-based compensation	(3,955)	(4,155)	(4,399)
Performance based equity	(421)	(45)	(1,254)
Depreciation of fixed asset step-up	—	—	(76)
Non-GAAP R&D expenses	19,091	18,974	23,938

GAAP SG&A expenses	20,924	21,920	25,208
Stock-based compensation	(3,643)	(4,068)	(3,481)
Performance based equity	(604)	(279)	(948)
Amortization of purchased intangible assets	(5,723)	(5,722)	(7,994)
Depreciation of fixed asset step-up	—	—	(2)
IP litigation costs, net	3	(71)	(3)
Non-GAAP SG&A expenses	10,957	11,780	12,780

GAAP restructuring expenses	159	144	1,737
Restructuring charges	(159)	(144)	(1,737)
Non-GAAP restructuring expenses	—	—	—

GAAP loss from operations	(7,926)	(3,334)	(10,712)
Total non-GAAP adjustments	23,143	23,112	28,957
Non-GAAP income from operations	15,217	19,778	18,245

GAAP and non-GAAP interest and other income (expense), net	(2,863)	(1,406)	(2,941)
Non-recurring gain on reversal of liability	—	(1,006)	—
Non-GAAP interest and other income (expense), net	(2,863)	(2,412)	(2,941)

GAAP loss before income taxes	(10,789)	(4,740)	(13,653)
Total non-GAAP adjustments	23,143	22,106	28,957
Non-GAAP income before income taxes	12,354	17,366	15,304

GAAP income tax benefit	(2,685)	(26)	(13,964)
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	3,303	894	15,035
Non-GAAP income tax provision	618	868	1,071

GAAP net income (loss)	(8,104)	(4,714)	311
Total non-GAAP adjustments before income taxes	23,143	22,106	28,957
Less: total tax adjustments	3,303	894	15,035
Non-GAAP net income	$11,736	$16,498	$14,233

Shares used in computing non-GAAP basic net income per share	71,746	71,366	69,186
Shares used in computing non-GAAP diluted net income per share	72,707	72,506	71,267
Non-GAAP basic net income per share	$0.16	$0.23	$0.21
Non-GAAP diluted net income per share	$0.16	$0.23	$0.20

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF NON-GAAP ADJUSTMENTS
(in thousands, except per share data)

	Twelve Months Ended
	December 31, 2019	December 31, 2018
GAAP gross profit	$167,685	$208,774
Stock-based compensation	577	489
Performance based equity	52	234
Amortization of purchased intangible assets	33,892	35,781
Depreciation of fixed asset step-up	—	303
Non-GAAP gross profit	202,206	245,581

GAAP R&D expenses	98,344	120,046
Stock-based compensation	(16,545)	(17,953)
Performance based equity	(1,391)	(5,208)
Depreciation of fixed asset step-up	(6)	(1,050)
Non-GAAP R&D expenses	80,402	95,835

GAAP SG&A expenses	88,762	101,789
Stock-based compensation	(14,938)	(13,279)
Performance based equity	(1,822)	(3,512)
Amortization of purchased intangible assets	(23,035)	(31,976)
Depreciation of fixed asset step-up	—	(36)
IP litigation costs, net	(81)	(83)
Non-GAAP SG&A expenses	48,886	52,903

GAAP impairment losses	—	2,198
Impairment losses	—	(2,198)
Non-GAAP impairment losses	—	—

GAAP restructuring expenses	2,636	3,838
Restructuring charges	(2,636)	(3,838)
Non-GAAP restructuring expenses	—	—

GAAP loss from operations	(22,057)	(19,097)
Total non-GAAP adjustments	94,975	115,940
Non-GAAP income from operations	72,918	96,843

GAAP and non-GAAP interest and other income (expense), net	(10,427)	(13,755)
Non-recurring gain on reversal of liability	(1,006)	—
Non-GAAP interest and other income (expense), net	(11,433)	(13,755)

GAAP loss before income taxes	(32,484)	(32,852)
Total non-GAAP adjustments	93,969	115,940
Non-GAAP income before income taxes	61,485	83,088

GAAP income tax benefit	(12,586)	(6,653)
Adjustment for non-cash tax benefits/expenses and effects of the Tax Act	16,296	12,469
Non-GAAP income tax provision	3,710	5,816

GAAP net loss	(19,898)	(26,199)
Total non-GAAP adjustments before income taxes	93,969	115,940
Less: total tax adjustments	16,296	12,469
Non-GAAP net income	$57,775	$77,272

Shares used in computing non-GAAP basic net income per share	71,005	68,490
Shares used in computing non-GAAP diluted net income per share	72,381	70,709
Non-GAAP basic net income per share	$0.81	$1.13
Non-GAAP diluted net income per share	$0.80	$1.09

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Three Months Ended
	December 31, 2019	September 30, 2019	December 31, 2018
GAAP gross profit	52.3%	52.4%	52.4%
Stock-based compensation	0.2%	0.2%	0.2%
Performance based equity	—%	—%	0.1%
Amortization of purchased intangible assets	12.2%	10.6%	10.1%
Non-GAAP gross profit	64.6%	63.1%	62.7%

GAAP R&D expenses	33.5%	29.0%	33.9%
Stock-based compensation	(5.6)%	(5.2)%	(5.0)%
Performance based equity	(0.6)%	(0.1)%	(1.4)%
Depreciation of fixed asset step-up	—%	—%	(0.1)%
Non-GAAP R&D expenses	27.3%	23.7%	27.3%

GAAP SG&A expenses	29.9%	27.4%	28.8%
Stock-based compensation	(5.2)%	(5.1)%	(4.0)%
Performance based equity	(0.9)%	(0.3)%	(1.1)%
Amortization of purchased intangible assets	(8.2)%	(7.2)%	(9.1)%
Depreciation of fixed asset step-up	—%	—%	—%
IP litigation costs, net	—%	(0.1)%	—%
Non-GAAP SG&A expenses	15.6%	14.7%	14.6%

GAAP restructuring expenses	0.2%	0.2%	2.0%
Restructuring charges	(0.2)%	(0.2)%	(2.0)%
Non-GAAP restructuring expenses	—%	—%	—%

GAAP loss from operations	(11.3)%	(4.2)%	(12.2)%
Total non-GAAP adjustments	33.1%	28.9%	33.0%
Non-GAAP income from operations	21.7%	24.7%	20.8%

GAAP interest and other income (expense), net	(4.1)%	(1.8)%	(3.4)%
Nonrecurring gain on reversal of liability	—%	(1.3)%	—%
Non-GAAP interest and other income (expense), net	(4.1)%	(3.0)%	(3.4)%

GAAP loss before income taxes	(15.4)%	(5.9)%	(15.6)%
Total non-GAAP adjustments before income taxes	33.1%	27.6%	33.0%
Non-GAAP income before income taxes	17.6%	21.7%	17.5%

GAAP income tax benefit	(3.8)%	—%	(15.9)%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	4.7%	1.1%	17.2%
Non-GAAP income tax provision	0.9%	1.1%	1.2%

GAAP net income (loss)	(11.6)%	(5.9)%	0.4%
Total non-GAAP adjustments before income taxes	33.1%	27.6%	33.0%
Less: total tax adjustments	4.7%	1.1%	17.2%
Non-GAAP net income	16.8%	20.6%	16.2%

MAXLINEAR, INC.
UNAUDITED RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

	Twelve Months Ended
	December 31, 2019	December 31, 2018
GAAP gross profit	52.9%	54.2%
Stock-based compensation	0.2%	0.1%
Performance based equity	—%	0.1%
Amortization of purchased intangible assets	10.7%	9.3%
Depreciation of fixed asset step-up	—%	0.1%
Non-GAAP gross profit	63.8%	63.8%

GAAP R&D expenses	31.0%	31.2%
Stock-based compensation	(5.2)%	(4.7)%
Performance based equity	(0.4)%	(1.4)%
Depreciation of fixed asset step-up	—%	(0.3)%
Non-GAAP R&D expenses	25.3%	24.9%

GAAP SG&A expenses	28.0%	26.4%
Stock-based compensation	(4.7)%	(3.4)%
Performance based equity	(0.6)%	(0.9)%
Amortization of purchased intangible assets	(7.3)%	(8.3)%
Depreciation of fixed asset step-up	—%	—%
IP litigation costs, net	—%	—%
Non-GAAP SG&A expenses	15.4%	13.7%

GAAP impairment losses	—%	0.6%
Impairment losses	—%	(0.6)%
Non-GAAP impairment losses	—%	—%

GAAP restructuring expenses	0.8%	1.0%
Restructuring charges	(0.8)%	(1.0)%
Non-GAAP restructuring expenses	—%	—%

GAAP loss from operations	(7.0)%	(5.0)%
Total non-GAAP adjustments	29.9%	30.1%
Non-GAAP income from operations	23.0%	25.2%

GAAP interest and other income (expense), net	(3.3)%	(3.6)%
Nonrecurring gain on reversal of liability	(0.3)%	—%
Non-GAAP interest and other income (expense), net	(3.6)%	(3.6)%

GAAP loss before income taxes	(10.2)%	(8.5)%
Total non-GAAP adjustments before income taxes	29.6%	30.1%
Non-GAAP income before income taxes	19.4%	21.6%

GAAP income tax benefit	(4.0)%	(1.7)%
Adjustment for non-cash tax benefits/expenses and the effects of the Tax Act	5.1%	3.2%
Non-GAAP income tax provision	1.2%	1.5%

GAAP net loss	(6.3)%	(6.8)%
Total non-GAAP adjustments before income taxes	29.6%	30.1%
Less: total tax adjustments	5.1%	3.2%
Non-GAAP net income	18.2%	20.1%